BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.

SUPPLEMENT DATED OCTOBER 5, 2007
TO THE PROSPECTUS DATED OCTOBER 2, 2006

This supplement supercedes the supplement to the Prospectus of BlackRock Developing Capital Markets Fund, Inc. (the “Fund”) dated April 9, 2007.

Effective October 1, 2007, the following changes are made to the Prospectus of the Fund:

The section in the Prospectus captioned “How the Fund Invests - About the Portfolio Manager” on page 9 is amended as follows:

The description of the Fund’s portfolio manager is deleted and the following description is inserted below the heading:

The Fund is managed by a team of investment professionals that consists of William Landers and Daniel Tubbs.

In addition, in the section captioned “Management of the Fund - BlackRock Advisors, LLC” the information about the portfolio managers beginning on page 39 is deleted in its entirety and replaced with the following:

The Fund is managed by members of the Developing Capital Markets group of the Global Emerging Markets Team, a team of investment professionals who participate in the team’s research process and stock selection. The senior investment professionals in this group are William Landers and Daniel Tubbs. Messrs. Landers and Tubbs are jointly responsible for the day-to-day management of the Fund’s portfolio and the selection of the Fund’s investments.

Mr. Landers is a Managing Director of and portfolio manager with BlackRock and has been a member of the Fund’s portfolio management team since 2002. Prior to joining BlackRock in 2006, he was a Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006, a Vice President thereof from 2002 to 2004, and a portfolio manager therewith from 2001 to 2006. Mr. Landers was a research analyst at Credit Suisse First Boston from 1999 to 2001.

Mr. Tubbs is a Director of and portfolio manager with BlackRock and has been a member of the Fund’s portfolio management team since 2007. He was educated at Exeter University in the United Kingdom obtaining a degree in Accountancy with European Studies. Upon graduating, he joined the Financial Markets department of a global accounting firm, where he qualified as a chartered accountant. He then moved to a German asset management company as a fund manager/investment analyst on the Asian Emerging Markets desk. In 2005 he was appointed to head the team, running a dedicated Asian Emerging Markets fund, as well as the Asian portion of their Global Emerging Market business. Daniel is a CFA charterholder.

For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares, please see the Statement of Additional Information.

Code # 10893-1006SUP2